UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2017

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Gillespie Way El Cajon, California	92020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 596-8600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2017, Pure Bioscience, Inc. (the “Company”) entered into (i) an amendment (the “Chairman Amendment”) to the Chairman Agreement (the “Chairman Agreement”), dated October 23, 2013, with Dave J. Pfanzelter, the Company’s Executive Chairman and (ii) an amendment (the “Executive Amendment”, together with the Chairman Amendment, the “Amendments”) to the Executive Employment Agreement (the “Executive Employment Agreement”, together with the Chairman Agreement, the “Original Agreements”), dated October 23, 2013, with Henry R. Lambert, the Company’s Chief Executive Officer. The Compensation Committee of the Company’s Board of Directors, after considering the benefits to the Company and its stockholders of the continued association and services of Messrs. Pfanzelter and Lambert to the Company and the benefits of retaining their respective experience, skills, abilities, background and knowledge to enable the Company to execute on its business plan, approved the Amendments. Among other changes, the Amendments amended the double trigger severance benefits set forth in the Original Agreements to provide for single trigger severance payments upon a change of control or termination without cause or resignation for good reason. In the event of change in control or termination without cause or resignation for good reason, (i) Mr. Pfanzelter will receive (A) a payment equal to $3,000,000, (B) a payment equal to 200% of his annual chairman compensation then in effect and (C) the acceleration of then outstanding equity awards and (ii) Mr. Lambert will receive (A) a payment equal to $1,000,000, (B) a payment equal to 200% of his annual base salary then in effect, (C) the acceleration of then outstanding equity awards and (D) with respect to termination of employment, continuation of health benefits for six months. Additionally, the Amendments amended the Original Agreements to provide each of Messrs. Pfanzelter and Lambert a tax gross-up payment in the event that any payment or distribution made to Messrs. Pfanzelter or Lambert in connection with their separation from the Company or upon a change of control of the Company becomes subject to an excise tax pursuant to Section 280G and Section 4999 of the Internal Revenue Code.

The Amendments also amended the definition of change in control to increase the ownership requirement from 35% to 40% of the voting power of the Company before the acquisition of the Company’s common stock by any stockholder or group, as defined by Rule 13d-5 of the Exchange Act, will be deemed to be a change in control of the Company for purposes of the payments under Original Agreements, as amended by the Amendments.

The foregoing discussion of the Amendments is qualified in its entirety by reference to the full text of the Original Agreements and the Amendments. Copies of the Chairman Agreement and the Executive Employment Agreement are attached as Exhibits 10.35 and 10.33 to the Company’s Annual Report on Form 10-K for the year ended July 31, 2013 and incorporated herein by reference. Copies of the Chairman Amendment and Executive Amendment are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on January 19, 2017 (the “Annual Meeting”). Of the 64,823,917 shares of the Company’s common stock outstanding as of the record date, 55,624,771 shares, or 85.6%, were represented at the Annual Meeting either in person or by proxy.

In accordance with the Company’s Bylaws, the presence of the holders of at least a majority of the outstanding shares of common stock at the Annual Meeting, whether in person or by proxy, constituted a quorum for the transaction of business at the Annual Meeting. Votes “For,” “Against,” “Abstentions” and “Broker Non-Votes” were each counted as present at the Annual Meeting for purposes of determining the presence of a quorum. Broker Non-Votes are shares held in street name by brokers, banks or other nominees who were present in person or represented by proxy at the Annual Meeting, but which were not voted on a proposal because the brokers, banks or nominees did not have discretionary authority with respect to that proposal and they had not received voting instructions from the beneficial owner prior to the Annual Meeting. Under the Company’s Bylaws, the directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, which means that the director nominees who received the highest number of “For” votes were elected. Approval of each of the other proposals requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions and Broker Non-Votes are not considered to be votes cast under the Company’s Bylaws, and as a result, have no effect on the outcome of the vote.

A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 8, 2016. The number of votes cast “For” and “Withheld” and “Against” and the number of “Abstentions” and “Broker Non-Votes” with respect to each matter voted upon are set forth below.

(1) Election of Directors. The Company’s stockholders elected each of Dave J. Pfanzelter, Henry R. Lambert, Gary D. Cohee, David Theno, Jr., PhD, William Otis and Tom Y. Lee, CPA, with the approval of 99.5%, 99.6%, 98.1%, 99.9%, 99.6% and 99.7%, of the votes cast, respectively, to hold office until the 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The following table shows the tabulation of the votes cast For and Against the election of each of the director nominees as well as the Abstentions and Broker Non-Votes submitted for each director nominee:

Director	For	Withheld	Broker Non-Votes
Dave J. Pfanzelter	37,039,006	200,621	18,385,144
Henry R. Lambert	37,086,510	153,117	18,385,144
Gary D. Cohee	36,514,960	724,667	18,385,144
David Theno, Jr., PhD	37,184,425	55,202	18,385,144
William Otis	37,102,760	136,867	18,385,144
Tom Y. Lee, CPA	37,124,717	114,910	18,385,144

(2) Ratification of Auditors. The Company’s stockholders ratified the appointment of Mayer Hoffman McCann P.C., with the approval of 99.7% of the votes cast, as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2017. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions submitted on this proposal:

For	Against	Abstentions
55,473,479	136,572	14,720

(3) Executive Compensation. The Company’s stockholders, on a non-binding, advisory basis, approved the compensation of the Company’s named executive officers, with the approval of 96.8% of the votes cast, as disclosed in the proxy statement. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions and Broker-Non Votes submitted on this proposal:

For	Against	Abstentions	Broker Non-Votes
36,030,872	665,513	543,242	18,385,144

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amendment to Chairman Agreement, dated January 19, 2017.
99.2	Amendment to Executive Employment Agreement, dated January 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: January 20, 2017	By:	/s/ Henry R. Lambert
Henry R. Lambert
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Amendment to Chairman Agreement, dated January 19, 2017.
99.2	Amendment to Executive Employment Agreement, dated January 19, 2017.